EXHIBIT 10.6
CONFIRMATION

Date:	September 29, 2009

To:	PHH Corporation (“Issuer”)

Facsimile:	(856) 917-4278

Attention:	Treasurer

From:	Citibank, N.A. (“Dealer”)

Facsimile:	(212) 622-8534
Transaction Reference Number:
     The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced Transaction entered into on the Trade Date specified below between you and us. This Confirmation supplements, forms a part of, and is subject to the Master Terms and Conditions for Warrants Issued by PHH Corporation, between Citibank, N.A. and PHH Corporation, dated as of September 23, 2009 (as amended from time to time, the “Master Confirmation”).
     1. The definitions and provisions contained in the Definitions (as such term is defined in the Master Confirmation) and in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
     2. The particular Transaction to which this Confirmation relates shall have the following terms:

Trade Date:	September 29, 2009

Effective Date:	September 29, 2009

Strike Price:	USD 34.74

Premium:	USD 1,412,700.00

Premium Payment Date:	The Effective Date.

Maximum Delivery Amount:	At any time, a number of Shares equal to the product of the Transaction Multiplier and the Number of Shares at such time.

Transaction Multiplier:	1.35

For each Component of the Transaction, the Number of Warrants and Expiration Date are as set forth below.

Component Number	Number of Warrants	Expiration Date
1.	3,293	December 1, 2014
2.	3,293	December 2, 2014
3.	3,293	December 3, 2014
4.	3,293	December 4, 2014
5.	3,293	December 5, 2014
6.	3,293	December 8, 2014
7.	3,293	December 9, 2014
8.	3,293	December 10, 2014
9.	3,293	December 11, 2014
10.	3,293	December 12, 2014
11.	3,293	December 15, 2014
12.	3,293	December 16, 2014
13.	3,293	December 17, 2014
14.	3,293	December 18, 2014
15.	3,293	December 19, 2014
16.	3,293	December 22, 2014
17.	3,293	December 23, 2014
18.	3,293	December 24, 2014
19.	3,293	December 26, 2014
20.	3,293	December 29, 2014
21.	3,293	December 30, 2014
22.	3,293	December 31, 2014
23.	3,293	January 2, 2015
24.	3,293	January 5, 2015
25.	3,293	January 6, 2015
26.	3,293	January 7, 2015
27.	3,293	January 8, 2015
28.	3,293	January 9, 2015
29.	3,293	January 12, 2015
30.	3,293	January 13, 2015
31.	3,293	January 14, 2015
32.	3,293	January 15, 2015
33.	3,293	January 16, 2015
34.	3,293	January 20, 2015
35.	3,293	January 21, 2015
36.	3,293	January 22, 2015
37.	3,293	January 23, 2015
38.	3,293	January 26, 2015
39.	3,293	January 27, 2015
40.	3,293	January 28, 2015
41.	3,293	January 29, 2015
42.	3,293	January 30, 2015

Component Number	Number of Warrants	Expiration Date
43.	3,293	February 2, 2015
44.	3,293	February 3, 2015
45.	3,293	February 4, 2015
46.	3,293	February 5, 2015
47.	3,293	February 6, 2015
48.	3,293	February 9, 2015
49.	3,293	February 10, 2015
50.	3,293	February 11, 2015
51.	3,293	February 12, 2015
52.	3,293	February 13, 2015
53.	3,293	February 17, 2015
54.	3,293	February 18, 2015
55.	3,293	February 19, 2015
56.	3,293	February 20, 2015
57.	3,293	February 23, 2015
58.	3,293	February 24, 2015
59.	3,293	February 25, 2015
60.	3,293	February 26, 2015
61.	3,293	February 27, 2015
62.	3,293	March 2, 2015
63.	3,293	March 3, 2015
64.	3,293	March 4, 2015
65.	3,293	March 5, 2015
66.	3,293	March 6, 2015
67.	3,293	March 9, 2015
68.	3,293	March 10, 2015
69.	3,293	March 11, 2015
70.	3,293	March 12, 2015
71.	3,293	March 13, 2015
72.	3,293	March 16, 2015
73.	3,293	March 17, 2015
74.	3,293	March 18, 2015
75.	3,293	March 19, 2015
76.	3,293	March 20, 2015
77.	3,293	March 23, 2015
78.	3,293	March 24, 2015
79.	3,293	March 25, 2015
80.	3,293	March 26, 2015
81.	3,293	March 27, 2015
82.	3,293	March 30, 2015
83.	3,293	March 31, 2015
84.	3,293	April 1, 2015
85.	3,293	April 2, 2015
86.	3,293	April 6, 2015

Component Number	Number of Warrants	Expiration Date
87.	3,293	April 7, 2015
88.	3,293	April 8, 2015
89.	3,293	April 9, 2015
90.	3,293	April 10, 2015
91.	3,293	April 13, 2015
92.	3,293	April 14, 2015
93.	3,293	April 15, 2015
94.	3,293	April 16, 2015
95.	3,293	April 17, 2015
96.	3,293	April 20, 2015
97.	3,293	April 21, 2015
98.	3,293	April 22, 2015
99.	3,293	April 23, 2015
100.	3,293	April 24, 2015
101.	3,293	April 27, 2015
102.	3,293	April 28, 2015
103.	3,293	April 29, 2015
104.	3,293	April 30, 2015
105.	3,293	May 1, 2015
106.	3,293	May 4, 2015
107.	3,293	May 5, 2015
108.	3,293	May 6, 2015
109.	3,293	May 7, 2015
110.	3,293	May 8, 2015
111.	3,293	May 11, 2015
112.	3,293	May 12, 2015
113.	3,293	May 13, 2015
114.	3,293	May 14, 2015
115.	3,293	May 15, 2015
116.	3,293	May 18, 2015
117.	3,293	May 19, 2015
118.	3,293	May 20, 2015
119.	3,293	May 21, 2015
120.	3,405	May 22, 2015

     3. Issuer hereby agrees (a) to check this Confirmation promptly upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between us with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing any other information requested herein and immediately returning an executed copy to Confirmation Unit via 212-615-8985. Hard copies should be returned to Citibank, N.A., 333 West 34th Street, 2nd Floor, New York, New York 10001, Attention: Confirmation Unit.

Yours sincerely,

CITIBANK, N.A.

By:	/s/ James Heathcote
Authorized Signatory
Name: James Heathcote

Confirmed as of the date first above written: PHH CORPORATION
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	SVP & Treasurer